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Exhibit 10.14



                                     CONSENT

         The undersigned, as Guarantor under that certain Guarantee dated as of June 28, 2001 in favor of Silicon Valley Bank (the "Bank") with respect to the obligations of INT'L.com, Inc., International Language Engineering Corporation, Harvard Translations, Inc., Lionbridge Technologies California, Inc. and Data Dimensions, Inc. (collectively, the "Borrowers"), as modified by that certain Guarantee Modification Agreement (No. 1) dated as of April 29, 2002 (as so modified the "Guaranty") under that Loan and Security Agreement dated as of June 28, 2001 between the Borrowers and the Bank (as heretofore amended, the "Loan Agreement"), hereby ratifies and confirms the Guarantee in all respects, which Guarantee shall continue to be in full force and effect except that, upon the effectiveness of, and on and after the effective date of, that certain Loan Document Modification Agreement (No. 3) and Consent ("Amendment No. 3"), among the Bank, the Borrowers and eTesting Labs, Inc., a Delaware corporation ("eTesting"), each reference in the Guarantee to the "Borrowers" shall include a reference to eTesting, in addition to the other borrowers therein defined; each reference in the Guarantee and in each other Loan Document (as defined in Loan Agreement) to which the undersigned is a party, to "the Loan Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by Amendment No. 3; and each reference in the Guarantee and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Promissory Note dated as of June 28, 2001 or the Amended and Restated Promissory Note dated as of September 24, 2001 or April 29, 2002, shall mean and be a reference to such Promissory Note or Amended and Restated Promissory Note, as amended and restated by the Amended Note as defined in Amendment No. 3.

Date:  September 20, 2002            LIONBRIDGE TECHNOLOGIES, INC.



                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer


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